Exhibit 10.25

AMENDMENT NO. 1
to
MASTER SERVICES AGREEMENT

This Amendment No. 1 to the Master Services Agreement (the “Amendment”) is made as of the date of last signature below (the “Amendment Effective Date”), by and between PhaseBio Pharmaceuticals, Inc. (hereinafter “PhaseBio”) with a place of business at 1 Great Valley Parkway, Suite 30, Malvern, PA 19355, and BioVectra Inc., having a place of business located at 11 Aviation Avenue, Charlottetown, PE C1E 0A1, Canada (hereinafter “Contractor”).

WHEREAS, PhaseBio and Contractor (each a “Party” and collectively the “Parties”) entered into that certain Master Services Agreement effective as of November 14, 2018 (the “Agreement”), pursuant to which Contractor provides certain manufacturing Services to PhaseBio; and

WHEREAS, the Parties desire to amend the Agreement to include additional Products.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.Section 1.16 “Product”, within Section 1. Definitions in the Agreement is hereby deleted and replaced in its entirety as follows:

“1.16 “Product” may include, but not be limited to PhaseBio’s drug candidates known as PB2452 (“PB2452”), PB6440 (“PB6440”) and PB1046 (“PB1046”) or such other drug candidates as may be otherwise determined by PhaseBio.”

2.Part (c) in Section 14.4 in the Agreement, is hereby amended as follows:

“(c) to PhaseBio's licensor of PB2452, PB6440 and PB1046 and such licensor's affiliated entities (collectively, "Licensor") in the event of termination of the license granted by Licensor to PhaseBio.”

3.In the event of any inconsistency or conflict of terms between the Agreement and this Amendment, the terms of the Amendment shall control.

4.Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

5.This Amendment may be executed in one or more counterparts, by signatures transmitted by electronic means, each of which shall be deemed to be an original as against any party whose signature appears thereon, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date:

PHASEBIO PHARMACEUTICALS, INC.    BIOVECTRA INC.

By: /s/ Susan Arnold      By: /s/ Valana Deighan

Name: Susan Arnold                 Name: Valana Deighan

Title: VP, CMC & Preclinical             Title: General Counsel

Date: 11/18/2021                 Date: 11/18/2021

                Confidential                1